                                                                                                                        EXHIBIT 99.1

ENTERPRISE PRODUCTS GP, LLC
BALANCE SHEET
                                                                      September 30,
                                                                          2002
                                                                   --------------------
                                                                       (Unaudited)
                              ASSETS
CURRENT ASSETS:
       Cash and cash equivalents                                           $3,463,077
                                                                   --------------------
               Total current assets                                         3,463,077

INVESTMENTS IN UNCONSOLIDATED AFFILIATES                                   21,064,361
                                                                   --------------------
TOTAL                                                                     $24,527,438
                                                                   ====================

                 LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES:
       Accounts payable and accrued expenses                                 $336,686
       Accounts payable - affiliates, net                                      18,583
                                                                   --------------------
               Total current liabilities                                      355,269

MEMBERS' EQUITY:
       Members' equity                                                     25,036,906
       Note receivable, Dan Duncan, LLC                                      (864,737)
                                                                   --------------------
               Total members' equity                                       24,172,169
                                                                   --------------------
TOTAL                                                                     $24,527,438
                                                                   ====================

See Notes to Balance Sheet.

ENTERPRISE PRODUCTS GP, LLC
NOTES TO BALANCE SHEET AS OF SEPTEMBER 30, 2002
(Unaudited)
---------------------------------------------------------------------------------------------

1.    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization - Enterprise Products GP, LLC (the "Company") is a Delaware limited liability company that was formed on May 1, 1998 to become the general partner of Enterprise Products Operating L.P. ("EPOLP") and Enterprise Products
         Partners L.P. ("EPPLP").  EPPLP, including its consolidated subsidiaries, is a publicly traded Delaware limited partnership listed on the New York Stock Exchange under the symbol "EPD".  EPPLP conducts substantially all of its business through
         EPOLP, of  which EPPLP owns a 98.9899% limited partner interest. EPOLP is a limited partnership that was formed to acquire, own and operate the natural gas liquids business of Enterprise Products Company ("EPCO").

         At September 30, 2002, EPC Partners II, Inc.(a subsidiary of EPCO) owned 65%, Shell US Gas and Power (an affiliate of Shell
         Oil Company) owned 30% and Dan Duncan, LLC owned 5% interests in the Company.  The above entities, which own a portion of the Company, are hereafter collectively referred to as the "Members."

         Investments in Unconsolidated Affiliates - Investments in unconsolidated affiliates represents the Company's
         1% ownership in EPPLP and 1.0101% ownership in EPOLP.  As the general partner, the Company exercises significant influence over EPPLP's and EPOLP's operating and financial policies.  The equity method of accounting is used to account for these investments.

         Cash and cash equivalents -The Company considers all highly liquid debt instruments with an original maturity of less than three months at the date of purchase to be cash equivalents.

         Federal Income Taxes - Federal income taxes are not provided because the Company was organized as a pass-through entity for federal income tax purposes.  As a result, for federal income tax purposes, the Members are individually responsible for taxes of their allocable share of the taxable income of the Company.  State income taxes are not material.

         Use of Estimates and Assumptions - Use of estimates and assumptions by management that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements are required for the preparation of financial statements in conformity with accounting principles generally accepted in the United States of America.  Actual results could differ from these estimates.

         Cash Distributions - Cash distributions to the Members are made in accordance with their members' interests.

2.    NOTE RECEIVABLE

         As of September 30, 2002, the Company held a promissory note due from Dan Duncan, LLC.  The note matures on December 31,
         2005 and interest is payable quarterly.  The rate on the note fluctuates quarterly based on the prime rate, but in no event to exceed the maximum rate of nonusurious interest allowed from time to time by the law.  Under the terms of the note, Dan
         Duncan, LLC may prepay the note, in whole or in part, without premium or penalty.  The note receivable from Dan Duncan, LLC is classified as contra-equity on the balance sheet as of  September 30, 2002.

3.    INVESTMENTS IN AND ADVANCES TO UNCONSOLIDATED AFFILIATES

         At September 30, 2002, the Company's significant unconsolidated affiliates accounted for by the equity method included its
         1% economic interest in EPPLP and its 1.0101% economic interest in EPOLP.  Since EPOLP owns substantially all of EPPLP's consolidated assets and conducts substantially all of EPPLP's business and operations, the information set forth herein constitutes combined information for EPPLP and EPOLP.

         The following is condensed financial data for EPPLP (in thousands):

                                                                     September 30,
                                                                         2002
                                                                  --------------------
                                                                      (Unaudited)
BALANCE SHEET DATA:
Assets:
         Current assets                                                     $658,015
         Property, plant and equipment, net                                2,823,249
         Investments in advanced to unconsolidated affiliates                401,088
         Other long-term assets                                              372,602
                                                                  --------------------
              Total assets                                                $4,254,954
                                                                  ====================

Liabilities and Partners' equity:
         Current liabilities                                              $1,836,076
         Long-term liabilities                                             1,321,527
         Minority interests                                                   67,142
         Partners' equity                                                  1,030,209
                                                                  --------------------
              Total liabilities and partners' equity                      $4,254,954
                                                                  ====================

                                                                     For the Nine
                                                                     Months Ended
                                                                     September 30,
                                                                         2002
                                                                  --------------------
                                                                      (Unaudited)
INCOME STATEMENT DATA:
         Revenues                                                         $2,413,882
         Expenses                                                          2,306,666
                                                                  --------------------
              Operating income                                               107,216
         Other income (expense)                                              (63,867)
         Provision for taxes                                                  (2,056)
         Minority interest                                                    (1,326)
                                                                  --------------------
              Net income                                                     $39,967
                                                                  ====================

4.   FAIR VALUE OF FINANCIAL INSTRUMENTS

Cash and cash equivalents, accounts receivable - affiliates, net, accounts payable and accrued expenses, and accounts payable -
affiliates, net are carried at amounts which reasonably approximate their fair value at year end due to their short-term nature.

5.    RELATED-PARTY TRANSACTIONS

At September 30, 2002, the Company had a net payable to EPCO for payment of operating expenses.  Such amounts have been included on the Company's balance sheet.

6.    SUBSEQUENT EVENTS

In October 2002, the Company made a combined net capital contribution of approximately $3.6 million to Enterprise Products Partners
L.P. and Enterprise Products Operating L.P. to maintain its approximate 2% combined general partner interest in these companies.
The Company's contribution was made in connection with an equity offering by Enterprise Products Partners L.P. in October 2002 of
which the net proceeds from this offering were contributed to Enterprise Products Operating L.P. for the partial repayment of its debt.